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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2012

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THE DIRECTORY, INC.

(Exact name of registrant as specified in its charter)

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Utah	000-31431	33-0052057
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

PO Box 992 Oldsmar, Florida 34677
(Address of Principal Executive Offices) (Zip Code)

(727)417-7807
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  7.01  REGULATION  FD  DISCLOSURE

On September 26th 2012, the Company signed a binding letter of intent with Internet Brands, Inc. to sell its Podiatry related websites including www.PodiatristProfiles.com for a total of $780,000 in cash. This offer followed an earlier offer to buy all 100% of the assets of TheDirectory.com, Inc. for $1.2 Million in cash which was rejected by management in August. The binding letter of intent expired on Friday November 16th, 2012 and the transaction did not close for reasons relating to Internet Brands, Inc., TheDirectory.com, Inc. full filled all of its obligations under the agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2012	The Directory.com, Inc
	By	/s/ Scott Gallagher
Name: Scott Gallegher Title:Chief Executive Officer